Dated: September 20, 2017

EXHIBIT A
TO THE CUSTODY AGREEMENT
BETWEEN WORLD FUNDS TRUST
AND FIFTH THIRD BANK

April 22, 2015
Amended as of September 20, 2017

Name of Fund	Date
Toreador Core Fund	April 22, 2015
Toreador Explorer Fund	April 22, 2015
Clifford Capital Partners Fund	November 10, 2015
Toreador Select Fund	April 21, 2016
DGHM MicroCap Value Fund	April 21, 2016
DGHM All-Cap Value Fund	April 21, 2016
DGHM V2000 SmallCap Value Fund	April 21, 2016
CBOE Vest S&P 500® Buffer Protect Strategy Fund	April 21, 2016
CBOE Vest S&P 500® Buffer Protect Strategy (January) Fund	April 21, 2016
CBOE Vest S&P 500® Buffer Protect Strategy (February) Fund	April 21, 2016
CBOE Vest S&P 500® Buffer Protect Strategy (March) Fund	April 21, 2016
CBOE Vest S&P 500® Buffer Protect Strategy (April) Fund	April 21, 2016
CBOE Vest S&P 500® Buffer Protect Strategy (May) Fund	April 21, 2016
CBOE Vest S&P 500® Buffer Protect Strategy (June) Fund	April 21, 2016
CBOE Vest S&P 500® Buffer Protect Strategy (July) Fund	April 21, 2016
CBOE Vest S&P 500® Buffer Protect Strategy (August) Fund	April 21, 2016
CBOE Vest S&P 500® Buffer Protect Strategy (September) Fund	April 21, 2016
CBOE Vest S&P 500® Buffer Protect Strategy (October) Fund	April 21, 2016
CBOE Vest S&P 500® Buffer Protect Strategy (November) Fund	April 21, 2016
CBOE Vest S&P 500® Buffer Protect Strategy (December) Fund	April 21, 2016
CBOE Vest Defined Distribution Strategy Fund	April 21, 2016
CBOE Vest S&P 500® Enhanced Growth Strategy Fund	August 24, 2016
CBOE Vest S&P 500® Enhanced Growth Strategy (January) Fund	August 24, 2016
CBOE Vest S&P 500® Enhanced Growth Strategy (February) Fund	August 24, 2016
CBOE Vest S&P 500® Enhanced Growth Strategy (March) Fund	August 24, 2016
CBOE Vest S&P 500® Enhanced Growth Strategy (April) Fund	August 24, 2016
CBOE Vest S&P 500® Enhanced Growth Strategy (May) Fund	August 24, 2016
CBOE Vest S&P 500® Enhanced Growth Strategy (June) Fund	August 24, 2016
CBOE Vest S&P 500® Enhanced Growth Strategy (July) Fund	August 24, 2016
CBOE Vest S&P 500® Enhanced Growth Strategy (August) Fund	August 24, 2016
CBOE Vest S&P 500® Enhanced Growth Strategy (September) Fund	August 24, 2016
CBOE Vest S&P 500® Enhanced Growth Strategy (October) Fund	August 24, 2016
CBOE Vest S&P 500® Enhanced Growth Strategy (November) Fund	August 24, 2016
CBOE Vest S&P 500® Enhanced Growth Strategy (December) Fund	August 24, 2016
The E-Valuator Very Conservative RMS Fund	April 21, 2016
The E-Valuator Conservative RMS Fund	April 21, 2016
The E-Valuator Tactically Managed RMS Fund	April 21, 2016
The E-Valuator Moderate RMS Fund	April 21, 2016
The E-Valuator Growth RMS Fund	April 21, 2016
The E-Valuator Aggressive Growth RMS Fund	April 21, 2016
CBOE Vest S&P 500® Dividend Aristocrats Target Income Fund	July 14, 2017
CBOE Vest S&P 500® Enhance and Buffer Fund	July 14, 2017
Mission-Auour Global Risk Managed Equity Fund	September 20, 2017

SIM U.S. Core Managed Volatility Fund	September 20, 2017
SIM Global Core Managed Volatility Fund	September 20, 2017
SIM Global Moderate Managed Volatility Fund	September 20, 2017
SIM Global Growth Fund	September 20, 2017
SIM Income Balanced Fund	September 20, 2017

Signatures:

WORLD FUNDS TRUST

By: /s/ David A Bogaert

Name: David A Bogaert
Its: President and Principal Executive Officer

FIFTH THIRD BANK

By: /s/ Ryan Henrich

Name: Ryan Henrich
Its: Vice President